SUPPLEMENT TO
FIDELITY COVINGTON TRUST:
FIDELITY REAL ESTATE HIGH INCOME FUND II PROSPECTUS
DATED    FEBRUARY 28, 1997
The following information should be added a   fter     the last sentence in
the How to Sell Shares section on page 1   8     of the Prospectus.

REDEMPTION IN KIND. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.